UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 16, 2012

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-03492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

3000 North Sam Houston Parkway East Houston, Texas	77032
(Address of Principal Executive Offices)	(Zip Code)

(281) 871-2699
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of the Stock and Incentive Plan

At our Annual Meeting of Stockholders held on May 16, 2012, our stockholders approved the amendment and restatement of the Halliburton Company Stock and Incentive Plan (the "Stock and Incentive Plan").  The Stock and Incentive Plan was amended and restated by our Board of Directors on February 16, 2012, subject to the approval of our stockholders.

As a result of the stockholders’ approval, the Stock and Incentive Plan was materially amended and modified as follows:

•	Reservation of an additional 25,000,000 shares of our common stock for issuance under the Stock and Incentive Plan.

•
An increase of the cash value calendar year limit for individual performance awards not denominated in common stock from $10,000,000 to $20,000,000 for purposes of Section 162(m) of the Internal Revenue Code.

•	Eliminate the 2013 expiration date of the Stock and Incentive Plan.

A more complete description of the terms of the Stock and Incentive Plan and the material amendments and modifications to the plan can be found in (Item 4) (pages 54 through 60) of our definitive proxy statement dated and filed with the Securities and Exchange Commission on April 3, 2012, which description is incorporated by reference herein.  The foregoing descriptions and the description incorporated by reference from our proxy statement are qualified in their entirety by reference to the Stock and Incentive Plan, a copy of which is filed as Appendix B to our proxy statement.

Item 5.07.      Submission of Matters to a Vote of Security Holders.

On May 16, 2012, Halliburton held its Annual Meeting of Stockholders.  Stockholders were asked to consider and act upon:

(1)	The election of Directors;
(2)	Ratification of the appointment of KPMG LLP as independent public accountants to examine the financial statements and books and records of Halliburton for the year 2012;
(3)	An advisory vote on executive compensation; and
(4)	A proposal to Amend and Restate the Halliburton Company Stock and Incentive Plan.

The voting results for each matter are set out below.

(1)	Election of Directors:
Name of Nominee	For	Against	Abstain	Broker Non-Votes
Alan M. Bennett	597,099,284	3,045,672	633,148	122,302,442
James R. Boyd	596,351,944	3,782,665	643,494	122,302,443
Milton Carroll	539,505,014	60,339,671	933,419	122,302,442
Nance K. Dicciani	597,698,728	2,446,038	633,338	122,302,442
Murry S. Gerber	597,568,045	2,586,882	623,178	122,302,441
S. Malcolm Gillis	523,245,588	76,879,482	653,034	122,302,442
Abdallah S. Jum’ah	598,042,041	2,090,767	645,296	122,302,442
David J. Lesar	581,566,809	18,503,617	707,678	122,302,442
Robert A. Malone	596,733,950	3,405,330	638,824	122,302,442
J. Landis Martin	512,367,445	87,765,331	645,328	122,302,442
Debra L. Reed	592,232,456	7,070,318	1,475,329	122,302,443

(2)	Ratification of the selection of auditors:
For	713,711,854
Against	8,273,021
Abstain	1,095,671
Broker Non-Votes	0

(3)	Advisory vote on executive compensation:
For	582,899,078
Against	14,105,413
Abstain	3,773,613
Broker Non-Votes	122,302,442

(4)	Proposal to Amend and Restate the Halliburton Company Stock and Incentive Plan:
For	562,814,689
Against	36,849,046
Abstain	1,114,369
Broker Non-Votes	122,302,442

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: May 21, 2012	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Assistant Secretary